Maverick Tube Corporation

                  Eighth Amendment to Secured Credit Agreement



Harris Trust and Savings Bank
Chicago, Illinois

Firstar Bank Missouri, N.A.
   (successor by merger to Mercantile Bank National Association)
St. Louis, Missouri

Ladies and Gentlemen:

Reference is hereby made to that certain Secured Credit Agreement dated as of September 18, 1998 (as heretofore amended the "Credit Agreement") among the undersigned, Maverick Tube Corporation, a Delaware corporation (the "Borrower"), you (the "Banks") and Harris Trust and Savings Bank, as agent for the Banks (the "Agent"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

The Borrower, the Agent and the Banks wish to amend the Credit Agreement and to modify certain other terms and conditions of the Credit Agreement, all on the terms and conditions set forth in this Amendment.

Section 1.           Amendments to Credit Agreement.

Upon satisfaction of all of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended as follows:

1.1. The first paragraph of Section 1.1(b) of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

(b) The Revolving Credit shall consist of a base revolving credit (the "Base Credit") in an aggregate principal amount at any one time outstanding of up to $50,000,000, which shall be available at all times during the term of this Agreement and an excess revolving credit (the "Excess Credit") in an aggregate principal amount at any one time outstanding of up to $20,000,000, which shall be available only during the period commencing on August 14, 2000 to and including December 31, 2000 (the "Excess Credit Availability Period").

Section 2.           Waiver

2.1. The Borrower has informed the Banks that it was not in compliance  with (i)
Section 7.26 of the Credit Agreement during the Borrower's fiscal year ended September 30, 2000 and (ii) Section 7.12 of the Credit Agreement for the Borrower's fiscal quarter ended September 30, 2000. The Borrower has requested that the Banks waive compliance with Section 7.26 of the Credit Agreement during such fiscal year and that the Banks waive compliance with Section 7.12 of the Credit Agreement for such fiscal quarter. Accordingly, the Banks hereby waive compliance by the Borrower with Section 7.26 of the Credit Agreement for the Borrower's fiscal year ended September 30, 2000 and Section 7.12 of the Credit Agreement for the Borrower's fiscal quarter ended September 30, 2000. The Borrower hereby acknowledges and agrees that it remains obligated to comply with all other terms and conditions of the Credit Agreement and the Loan Documents as if the waivers set forth above had not been granted.

Section 3.           Conditions Precedent.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

3.1. The Borrower, the Agent and the Banks shall have executed this Amendment (such execution may be in several counterparts and the several parties hereto may execute on separate counterparts).

3.2. The Agent shall have received copies (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment and the other instruments and documents contemplated hereby and an opinion of counsel to the Borrower, in form and substance satisfactory to the Banks.

3.3. A Guarantor's Consent for the benefit of the Banks shall have been executed and delivered by each Guarantor to the Agent, a form of which is attached hereto.

3.4. The Borrower shall be in full compliance with all of the terms and conditions of the Loan Documents and no Event of Default or Potential Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

3.5. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to each of the Banks and their legal counsel.

Section 4.           Representations And Warranties.

The Borrower, by its execution of this Amendment, hereby certifies and warrants the following:

(a) each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct as of the date hereof as if made on the date hereof, except that the representations and warranties made under
Section 5.2 shall be deemed to refer to the most recent annual report furnished to the Banks by the Borrower; and

(b) the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default has occurred and is continuing thereunder.

Section 5.           Miscellaneous.

5.1. The Borrower has heretofore executed and delivered to the Agent the Security Agreement and the Borrower hereby agrees that notwithstanding the execution and delivery hereof, such Security Agreement shall be and remain in full force and effect and that any rights and remedies of the Agent thereunder, obligations of the Borrower thereunder and any liens or security interests created or provided for thereunder shall be and remain in full force and effect, shall not be affected, impaired or discharged thereby and shall secure all of its indebtedness, obligations and liabilities to the Agent and the Banks under the Credit Agreement as amended hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect hereto.

5.2. Reference to this specific Amendment need not be made in any note, document, letter, certificate, any security agreement, or any communication issued or made pursuant to or with respect to the Credit Agreement, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

5.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereby may execute this agreement by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This agreement shall be governed by the internal laws of the State of Illinois.

5.4. The Borrower agrees to pay all reasonable costs and expenses, including without limitation attorneys fees, incurred by the Agent and each of the Banks in connection with the preparation, negotiation, execution and delivery of this Amendment and the other documents contemplated hereby.

Upon acceptance hereof by the Agent and the Banks in the manner hereinafter set forth, this Amendment shall be a contract between us for the purposes hereinabove set forth.

         Dated as of October 31, 2000.


                             Maverick Tube Corporation


                             By    /s/  Gregg Eisenberg
                                   Its   President




         Accepted and agreed to as of the day and year last above written.


                             Harris Trust and Savings Bank,
                              individually and as Agent


                             By    /s/  Haig C. Garbedian
                                   Its  Vice President



                             Firstar Bank Missouri, N.A. (successor by merger to
                              Mercantile Bank National Association)


                             By    /s/  David Higbee
                                   Its  Vice President

                               Guarantor's Consent

The undersigned, Maverick Investment Corporation and Maverick Tube, L.P. have heretofore executed and delivered to the Banks a Guaranty Agreement dated September 18, 1998 (the "Guaranty"), pursuant to which the undersigned have jointly and severally guaranteed all of the indebtedness, obligations and liabilities of Maverick Tube Corporation owing to the Agent and the Banks. The undersigned hereby agree that Maverick Tube Corporation and the Banks may enter into the foregoing Amendment and the transactions contemplated thereby, and that the foregoing Amendment shall not in any way affect or impair or modify the terms or provisions of, or the obligations of the undersigned under, the Guaranty. The undersigned further agree that their consent to any further amendments to the Loan Documents, or to the foregoing Amendment or any other documents which the Banks and Maverick Tube Corporation may enter into from time to time hereafter, shall not be required as a result of this consent having been obtained.


                              Maverick Investment Corporation


                              By   /s/  Gregg Eisenberg
                                   Its   President


                              Maverick Tube, L.P.

                              By:   Maverick Tube Corporation
                                    Its:   General Partner


                              By    /s/  Gregg Eisenberg
                                    Its   President